                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: March 08, 2000
                    Capita Equipment Receivables Trust 1997-1


   A New York           Commission File             I.R.S. Employer
  Corporation           No. 333-34793                No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

ITEM. 5  OTHER
CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                             MARCH 8, 2000                  PAYMENT DATE:   MARCH 15, 2000
COLLECTION PERIOD:                           FEBRUARY 29, 2000

I. INFORMATION REGARDING THE CONTRACTS

   1.  CONTRACT POOL PRINCIPAL BALANCE
       a.      Beginning of Collection Period                                  $               377,818,038
       b.      End of Collection Period                                        $               357,481,570
       c.      Reduction for Collection Period                                 $                20,336,468
   2.  DELINQUENT SCHEDULED PAYMENTS
       a.      Beginning of Collection Period                                  $                10,003,817
       b.      End of Collection Period                                        $                 9,974,149
   3.  LIQUIDATED CONTRACTS
       a.      Number of Liquidated Contracts                                                          291
               with respect to Collection Period
       b.      Required Payoff Amounts of Liquidated Contracts                 $                 1,349,794
       c.      Total Reserve for Liquidation Expenses                          $                       -
       d.      Total Liquidation Proceeds Received                             $                   249,353
       e.      Liquidation Proceeds Allocated to Owner Trust                   $                   239,949
       f.      Liquidation Proceeds Allocated to Depositor                     $                     9,404
       g.      Current Realized Losses                                         $                 1,109,845
   4.  PREPAID CONTACTS
       a.      Number of Prepaid Contracts with respect                                                785
               to Collection Period
       b.      Required Payoff Amounts of Prepaid Contracts                    $                 2,672,571
   5.  PURCHASED CONTRACTS (BY TCC)
       a.      Number of Contracts Purchased by TCC with                                                0
               respect to Collection Period
       b.      Required Payoff Amounts of Purchased Contracts                  $                       -


6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                           --------------------------------------------------------------------------------------
                                                                                                % of Aggregate
                               Number of           % of          Aggregate Required            Required Payoff
                              Contracts          Contracts         Payoff Amounts                  Amounts
                           --------------------------------------------------------------------------------------
a.      Current               35,651              87.22%            $ 322,756,253                   87.84%
b.      31-60 days             2,508               6.14%            $  23,473,589                    6.39%
c.      61-90 days             1,135               2.78%            $  10,387,113                    2.83%
d.      91-120 days             734                1.80%            $   4,848,394                    1.32%
e.      120+ days               847                2.07%            $   5,990,369                    1.63%
f.      Total                 40,875              100.00%           $ 367,455,719                  100.00%


7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


 --------------------------------------------------------------------------------------------------------------
                           % of                 % of                  % of                    % of
                          Aggregate            Aggregate             Aggregate               Aggregate
                      Required Payoff      Required Payoff        Required Payoff        Required Payoff
                          Amounts              Amounts                Amounts                Amounts
   Collection
    Periods           31-60 Days Past Due  61-90 Days Past Due   91-120 Days Past Due  120+ Days Past Due
 --------------------------------------------------------------------------------------------------------------

    02/29/00                6.39%             2.83%                      1.32%               1.63%
    01/31/00                5.70%             2.42%                      1.30%               1.55%
    12/31/99                5.66%             2.51%                      1.39%               1.25%
    11/30/99                5.55%             2.46%                      1.24%               1.39%
    10/31/99                5.24%             2.77%                      1.17%               1.45%
    09/30/99                5.19%             2.14%                      1.13%               1.38%
    08/31/99                4.43%             2.01%                      1.19%               1.22%
    07/31/99                4.53%             2.14%                      1.21%               1.27%
    06/30/99                5.01%             2.02%                      1.19%               1.31%
    05/31/99                5.77%             2.37%                      1.10%               1.38%
    04/30/99                5.01%             2.11%                      0.86%               1.09%
    03/31/99                5.41%             2.06%                      0.92%               1.15%
    02/28/99                5.60%             2.08%                      1.15%               1.24%
    01/31/99                5.46%             2.19%                      0.94%               1.11%
    12/31/98                5.26%             1.86%                      0.90%               0.93%
    11/30/98                5.07%             1.66%                      0.78%               0.88%
    10/31/98                3.93%             1.32%                      0.66%               0.98%
    09/30/98                3.98%             1.18%                      0.62%               0.94%
    08/31/98                3.34%             1.23%                      0.53%               0.60%
    07/31/98                3.28%             1.12%                      0.52%               0.85%
    06/30/98                2.76%             1.14%                      0.58%               0.81%
    05/31/98                3.63%             1.12%                      0.61%               0.75%
    04/30/98                3.46%             1.03%                      0.63%               0.69%
    3/31/98                 3.30%             1.26%                      0.51%               0.63%
    2/28/98                 6.09%             1.42%                      0.59%               0.52%
    1/31/98                 3.34%             0.96%                      0.41%               0.26%
    12/31//97               3.17%             0.86%                      0.36%               0.01%
    11/30/97                2.89%             0.49%                      0.00%               0.00%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                             ---------------------------------------------------------------------------------------
                                                   Collection           3 Collection   6 Collection Periods       Cumulative Since
                                                     Period            Periods Ending       Ending                  Cut-off Date
                                                   February-00           February-00      February-00
                                             ---------------------------------------------------------------------------------------

a.      Number of Liquidated Contracts                 291                   867              1,930                     7,145
b.      Number of Liquidated                         0.385%                1.146%             2.551%                   9.445%
        Contracts as a Percentage
        of Initial Contracts
c.      Required Payoff Amounts of                  1,349,794             4,692,085         11,115,584               60,773,393
        Liquidated Contracts
d.      Liquidation Proceeds Allocated               239,949              1,049,992         3,257,176                 9,696,213
        to Owner Trust
e.      Aggregate Current Realized                  1,109,845             3,642,093         7,858,408                51,077,179
        Losses
f.      Aggregate Current Realized                   0.097%                0.318%             0.685%                   4.453%
        Losses as a Percentage of
        Cut-off Date Contract Pool
        Principal Balance


II. INFORMATION REGARDING THE SECURITIES

    1. SUMMARY OF BALANCE INFORMATION



------------------------------------------------------------------------------------------------------------------------------------

                                              Principal Balance as of Class Factor as of Principal Balance as of Class Factor as of
       Class                         Coupon        March 15, 2000       March 15, 2000     February 15, 2000     February 15, 2000
                                      Rate         Payment Date          Payment Date        Payment Date          Payment Date

------------------------------------------------------------------------------------------------------------------------------------

a. Class A-1 Notes                   5.790000%        $0                    0.00000              $0                  0.00000
b. Class A-2 Notes                   6.030000%        $0                    0.00000              $0                  0.00000
c. Class A-3 Notes                   6.120000%        $0                    0.00000              $0                  0.00000
d. Class A-4 Notes                   6.190000%   $237,643,927               0.90978         $255,961,158             0.97991
e. Class A-5 Notes                   6.010000%    $26,581,812               0.25316          $28,630,697             0.27267
f. Class B Notes                     6.450000%    $68,820,000               1.00000          $68,820,000             1.00000
g. Class C Notes (Quarterly Paying)  6.480000%    $34,410,000               1.00000          $34,410,000             1.00000
h. Total                               N.A.      $367,455,739               0.32038         $387,821,855             0.33814



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 367,455,719 and the CCA Balance is $ 40,360,102.


2.  MONTHLY PRINCIPAL AMOUNT
    a.      Principal Balance of Notes                                                            $387,821,855
            (End of Prior Collection Period)
    b.      Contract Pool Principal Balance (End of Collection Period)                            $357,481,570
    c.      Monthly Principal Amount                                                              $ 30,340,285
3.  GROSS COLLECTIONS
    a.      Scheduled Payments Received                                                           $ 18,693,674
    b.      Liquidation Proceeds Allocated to Owner Trust                                         $    239,949
    c.      Required Payoff Amounts of Prepaid Contracts                                          $  2,672,571
    d.      Required Payoff Amounts of Purchased Contracts                                        $          -
    e.      Proceeds of Clean-up Call                                                             $          -
    f.      Investment Earnings on Collection, Note Distribution and Class C Funding Accounts     $     68,810
    g.      Extension Fees Allocated to Owner Trust                                               $          -
    h.      Total Gross Collections (sum of (a) through (g))                                      $ 21,675,004
4.  DETERMINATION OF AVAILABLE FUNDS
    a.      Total Gross Collections                                                               $ 21,675,004
    b.      Withdrawal from Cash Collateral Account                                               $  1,109,845
    c.      Total Available Funds                                                                 $ 22,784,849
5.  CLASS A-5 SWAP
    a.      Payment Details
            1- Class A-5 Assumed Fixed Rate                                                          6.250000%
            2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                        0.0833333
            3- Class A-5 Interest Rate (Libor + .125%)                                               6.010000%
            4- Class A-5 Interest Rate Day Count(Actual/360)                                         0.0805556
            5- Class A-5 Principal Amount                                                         $ 28,630,697
    b.      Net Payment Calculation
            1- Class A-5 Assumed Fixed Payment                                                    $    149,118
            2- Class A-5  Interest Payment                                                        $    138,612
            3- Net Class A-5 Swap Payment From/(To) the Trust                                     $     10,506

6. APPLICATION OF AVAILABLE FUNDS



--------------------------------------------------------------------------------------------------------------------------
           Item                                       Amount                               Remaining Available Funds
--------------------------------------------------------------------------------------------------------------------------

a. Total Available Funds                                                                             22,784,849
b. Servicing Fee                                        393,560                                      22,391,289
c. Interest on Notes:
   i)   Class A-1 Notes                                       -                                      22,391,289
   ii)  Class A-2 Notes                                       -                                      22,391,289
   iii) Class A-3 Notes                                       -                                      22,391,289
   iv)  Class A-4 Notes                               1,320,333                                      21,070,956
   v)   Class A-5 Swap Net Settlement                    10,231                                      21,060,725
   vi)  Class A-5 Notes                                 138,888                                      20,921,837
   vii) Class B Notes                                   369,908                                      20,551,930
   vii) Class C Funding Account                         185,814                                      20,366,116
d. Principal on Notes:
   i)   Class A-1 Notes                                       -                                      20,366,116
   ii)  Class A-2 Notes                                       -                                      20,366,116
   iii) Class A-3 Notes                                       -                                      20,366,116
   iv)  Class A-4 Notes                               18,317,230                                       2,048,885
   v)   Class A-5 Notes                                2,048,885                                              -
   vi)  Class B Notes                                         -                                               -
   vii) Class C Funding Account                               -                                               -
e. Deposit to Cash                                            -                                               -
   Collateral Account
f. Amount to be applied in                                    -                                               -
   accordance with CCA
   Loan Agreement
g. Balance, if any, to Equity Certificates                    -                                               -


7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

                         Collection Period                                                                 February-00
                         Beginning Balance                                                                           0
                         Principal Deposited                                                                         0
                         Interest Deposited                                                                    185,814
                         Total Amount Available for Distribution                                               185,814
                         Amount Distributed                                                                          0
                         Ending Balance                                                                        185,814



8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT


------------------------------------------------------------------------------------------------------------------------------------
                         Item                                          Amount                       Remaining Available Funds
------------------------------------------------------------------------------------------------------------------------------------

 a.      Total Available Funds                                                                          185,814
 b.      Interest to Class C Note Holders                              185,814                                0
 c.      Principal to Class C Note Holders                                   0                                0



III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION


         --------------------------------------------------------------------------------------------------------------
                                                                                         MARCH 15, 2000
                                       ITEM                                                PAYMENT DATE
         --------------------------------------------------------------------------------------------------------------

         a. Available Cash Collateral Amount (Beginning)                               $            42,118,350
         b. Deposits to Cash Collateral Account (II.5(f))                              $                    -
         c. Withdrawals from Cash Collateral Account                                   $             1,109,845
         d. Releases of Cash Collateral Account Surplus                                $               648,403
            (Excess, if any of (a) plus (b) minus (c) over (f))
         e. Available Cash Collateral Amount (End)                                     $            40,360,102
            (Sum of (a) plus (b) minus (c) minus (d))
         f. Requisite Cash Collateral Amount                                           $            40,360,102
         g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))        $                   -
     2.     CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
         a. For Payment Dates from, and including, the
            December  1997 Payment Date  to,
            and including, the December 1998 Payment Date
            1) Initial Cash Collateral Amount                                          $            83,153,171
         b. For Payment Dates from, and including, the
            November 1998 Payment Date until
             the Final Payment Date, the sum of
            1) 8.5% of the Contract Pool Principal Balance                             $            30,385,933
            2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the                               $             9,974,169
             Contract Pool Principal Balance
            3) Total ((1) plus (2))                                                    $            40,360,102
         c. Floor equal to the lesser of
             1) 2% of Cut-Off Date Contract Pool Principal                             $            22,938,806
            Balance ($22,938,806); and
            2) the Aggregate Principal Balance of the Notes                            $           367,455,739
         d. Requisite Cash Collateral Amount                                           $            40,360,102

     3.     CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
         a. Interest Shortfalls                                                        $                    -
         b. Principal Deficiency Amount                                                $             1,109,845
         c. Principal Payable at Stated Maturity Date of                               $                    -
            Class of Notes or Equity Certificates
         d. Total Cash Collateral Account Withdrawals                                                1,109,845


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES



------------------------------------------------------------------------------------------------------------
   DISTRIBUTION                           CLASS A-1         CLASS A-2     CLASS A-3       CLASS A-4
     AMOUNTS                               NOTES             NOTES         NOTES           NOTES
------------------------------------------------------------------------------------------------------------

 1. Interest Due                        $        -        $      -        $ -             $   1,320,333
 2. Interest Paid                       $        -        $      -        $ -             $   1,320,333
 3. Interest Shortfall                  $        -        $      -        $ -             $          -
 ((1) minus (2))
 4. Principal Due                       $        -        $      -        $ -             $  23,566,073
 5. Principal Paid                      $        -        $      -        $ -             $  18,317,230
 6. Total Distribution Amount           $        -        $       0       $ -             $  19,637,563
 ((2) plus (4))


 -----------------------------------------------------------------------------------------------------------
   DISTRIBUTION                           CLASS A-5         CLASS B       CLASS C
     AMOUNTS                               NOTES             NOTES         NOTES               TOTALS
 -----------------------------------------------------------------------------------------------------------

 1. Interest Due                        $   138,888       $ 369,908       $ -              $  1,829,128
 2. Interest Paid                       $   138,888       $ 369,908       $ -              $  1,829,128
 3. Interest Shortfall                  $        -        $      -        $ -              $         -
 ((1) minus (2))
 4. Principal Due                       $ 2,048,885       $      -        $ -              $ 25,614,958
 5. Principal Paid                      $ 2,048,885       $      -        $ -              $ 20,366,116
 6. Total Distribution Amount           $ 2,187,773       $ 369,908       $ -              $ 22,195,244
 ((2) plus (4))


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


------------------------------------------------------------------------------------------------------------------------------------
                                                                   AS OF END OF                                  AS OF END OF
                    ITEM                                           FEBRUARY-00                                   JANUARY-00
                                                                COLLECTION PERIOD                             COLLECTION PERIOD
------------------------------------------------------------------------------------------------------------------------------------

 1.  ORIGINAL CONTRACT CHARACTERISTICS
     a. Original Number of Contracts                                75,651                                         N.A.
     b. Cut-Off Date Contract Pool                              $1,146,940,285                                     N.A.
        Principal Balance
     c. Original Weighted Average                                    46.6                                          N.A.
         Remaining Term (in months)
     d. Weighted Average Original Term                               53.7                                          N.A.
        (in months)
 2.  CURRENT CONTRACT CHARACTERISTICS
     a. Number of Contracts                                         40,875                                        43,614
     b. Average Contract Principal Balance                          $8,746                                        $8,663
     c. Weighted Average Remaining Term                              26.4                                          27.1


VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE



-------------------------------------------------------------------------------------------------------------------------
PAYMENT DATE                                   SINCE ISSUE        PAYMENT DATE                             SINCE ISSUE
  PERIOD                                          CPR               PERIOD                                    CPR
-------------------------------------------------------------------------------------------------------------------------
   1                  December-97                 -0.436%            16         March-99                      7.336%
   2                   January-98                 5.709%             17         April-99                      7.666%
   3                  February-98                 6.693%             18          May-99                       7.937%
   4                    March-98                  6.904%             19          June-99                      7.515%
   5                    April-98                  7.280%             20          July-99                      7.873%
   6                     May-98                   7.462%             21         August-99                     7.940%
   7                    June-98                   6.903%             22       September-99                    8.047%
   8                    July-98                   7.298%             23        October-99                     7.776%
   9                   August-98                  7.115%             24        November-99                    7.545%
  10                  September-98                7.118%             25        December-99                    7.700%
  11                   October-98                 6.694%             25        January-00                     7.607%
  12                  November-98                 6.643%             26        February-00                    8.193%
  13                  December-98                 7.065%             27         March-00                      8.215%
  14                   January-99                 7.152%
  15                  February-99                 7.261%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS
     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on March 15, 2000 .

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                     AT&T Capital Corporation

                     Glenn Votek
                     --------------------------------------
                     Glenn Votek
                     Executive Vice President, and Treasurer